EXHIBIT 32

                        CERTIFICATION PURSUANT TO
                         18 U.S.C. SECTION 1350,
                         AS ADOPTED PURSUANT BY
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the accompanying Annual Report on Form 10-KSB of Monumental Marketing, Inc. for the period ended, September 30, 2004,
(the "Report") I, Raanan Alegand, Treasurer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Monumental Marketing, Inc.


Date: March 16, 2006                   /s/ Raanan Alergand
                          -----------------------------------------
                                         Raanan Alegand
                                           Treasurer
                                       (Accounting Officer)